SEMI ANNUAL REPORT
JUNE 30, 1999

[GRAPH OMITTED]

TEMPLETON RETIREMENT ANNUITY

/bullet/ TRA SEPARATE ACCOUNT
/bullet/ TEMPLETON VARIABLE
         PRODUCTS SERIES FUND
         TEMPLETON STOCK FUND - CLASS 1

FRANKLIN TEMPLETON LOGO

PAGE


A WORD ABOUT RISK

All of the funds are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. For example, U.S. stocks and other equities, representing an ownership interest in an individual company, have historically outperformed other asset classes over the long term, but tend to rise and fall more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks. Bonds and other debt obligations are affected by the creditworthiness of their issuers and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political, or social instability. These, and other risks pertaining to specific funds, such as specialized industry or geographic sectors or use of complex securities, are discussed in the prospectus. Your investment representative can help you determine which funds may be right for you.



PAGE

LETTER TO CONTRACT OWNERS

Dear Contract Owner:

We are pleased to bring you this semiannual report of the Templeton Retirement Annuity for the six months ended June 30, 1999.

During the reporting period, the U.S. economy grew at an impressive pace; inflation remained benign; and domestic stock market indices, led by large capitalization, blue chip, technology, and Internet-related stocks, reached record levels. Many Asian and South American markets recovered substantially from the financial crises of recent years, but European stock markets provided mixed results.

In the U.S., on March 29 the Dow Jones/registered trademark/ Industrial Average broke through the 10000 barrier for the first time, and went on to close at 10970 on June 30, 1999, up 20.44% for the six months under review.(1) During this period, some investors who had seemed to prefer the perceived safety of liquid, blue chip stocks, began to display renewed interest in the relatively low price/earnings ratios of small cap stocks, and the Russell 2000/registered trademark/ Index rose 9.28% for the period.(2) In April and May, value stocks, after underperforming growth stocks for two years, appeared to return to life. Although there has been some rebalancing of growth versus value, there has not yet been a wholesale shift away from the favorites of the past year.

European equities delivered mixed performances, partly due to accelerated cross-border investment facilitated by the euro's introduction. The stock markets of Belgium, Switzerland, and Italy fell 19.06%, 13.05%, and 10.77% respectively, while those of Finland, Norway, and Sweden rose 23.76%, 20.03%, and 14.99%, respectively. Other western European markets posted generally flat returns for the period, with the United Kingdom's rising 3.32% and Germany's falling 4.71%.(3)


(1) Source: Standard & Poor's/registered trademark/ Micropal. Dow Jones Industrial Average's total return is calculated by Wilshire Associates Inc.

(2) Source: Standard & Poor's/registered trademark/ Micropal. The Russell 2000/registered trademark/ Index measures 2000 U.S. companies with small market capitalizations.

(3) Source: Bel20 Index; MIB 30 Index; Swiss Market Index; Helsinki General Index; Stockholm General Index; Total Share Index.

2

PAGE

During the reporting period, stock markets in many emerging-market countries roared back to life, as investors poured money into South American and Asian equities. Mexico's Bolsa Index appreciated 56.50% as measured in U.S. dollars, while Indonesia's Jakarta Composite Index and South Korea's Seoul Composite Index surged 102.91% and 67.51%, respectively.(4)

Of course, security prices always have been and always will be subject to volatility. No one can predict exactly how financial markets will perform, and since bad years can be mixed with good years, it is important for investors to exercise patience, and focus not on short-term market movements, but on their long-term investment goals.

We appreciate your participation in the Templeton Retirement Annuity and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ CHARLES E. JOHNSON

Charles E. Johnson
President
Templeton Variable Products Series Fund

/s/ RICHARD P. AUSTIN

Richard P. Austin
President
Templeton Funds Annuity Company

(4) Source: Bolsa Index; Jakarta Composite Index; Seoul Composite Index. Indices include reinvested dividends and interest. An index is an unmanaged group of securities used to measure market performance. One cannot invest directly in an index, nor is an index representative of the Fund portfolios.

YEAR 2000 READINESS
DISCLOSURE - HOW FRANKLIN TEMPLETON IS TACKLING THE Y2K PROBLEM

FRANKLIN TEMPLETON FORMED A COMPANY-WIDE TEAM IN 1996 TO IDENTIFY AND CORRECT PROBLEMS RELATED TO THE DATE CHANGEOVER AFTER DECEMBER 31, 1999. ALL BUT ONE OF OUR MISSION-CRITICAL SYSTEMS ARE CERTIFIED AS YEAR 2000 COMPLIANT AND ARE OPERATING IN PRODUCTION, AS OF JULY 15, 1999. WE INTEND TO HAVE OUR REMAINING MISSION-CRITICAL SYSTEM, A REPLACEMENT FOR AN EXISTING SALES AND MARKETING SYSTEM, CERTIFIED BY THE END OF SEPTEMBER 1999.

THE Y2K TEAM IS ALSO UPGRADING, TESTING, AND CERTIFYING REMAINING NONCRITICAL SYSTEMS, AS WELL AS INTEGRATING AND TESTING LINKS WITH MANY EXTERNAL PARTIES. OUR DEDICATED, BUSINESS CONTINUITY TEAM IS BUILDING CONTINGENCY PLANS WORLDWIDE IN THE EVENT OF YEAR 2000 FAILURES.

EARLIER THIS YEAR, WE SUCCESSFULLY COMPLETED A SERIES OF SECURITIES INDUSTRY ASSOCIATION NATIONWIDE TESTS OF TRANSACTIONS WITH OTHER BUSINESS PARTNERS UNDER SIMULATED YEAR 2000 CONDITIONS. THIS SUMMER WE ALSO SUCCESSFULLY PARTICIPATED IN INDUSTRY-WIDE TESTING OF OUR INTERFACES WITH MAJOR DEALERS AND REAL-TIME MARKET DATA SERVICES.

YOU CAN LEARN MORE ABOUT FRANKLIN TEMPLETON'S Y2K PROJECT BY VISITING OUR WEB SITE AT WWW.FRANKLINTEMPLETON.COM.

                                                                              3

PAGE

TABLE OF CONTENTS

Letter to Contract Owners .............          2

Manager's Discussion ..................       TS-1

Performance ...........................       TS-4

Financial Highlights ..................       TS-5

Statement of Investments ..............       TS-7

Financial Statements ..................      TS-11

Notes to Financial Statements .........      TS-14

Tax Designation .......................      TS-17

Templeton Funds Retirement
Annuity Separate Account
Financials ............................       SA-1

     Please retain this document with your current prospectus for reference.


PAGE

                                                            TEMPLETON STOCK FUND

--------------------------------------------------------------------------------
INVESTMENT GOAL AND PRINCIPAL INVESTMENTS: TEMPLETON STOCK FUND SEEKS CAPITAL GROWTH. THE FUND INVESTS PRIMARILY IN EQUITY SECURITIES OF COMPANIES IN VARIOUS NATIONS THROUGHOUT THE WORLD, INCLUDING THE U.S. AND EMERGING MARKETS.
--------------------------------------------------------------------------------
This semiannual report covers the six months ended June 30, 1999. During this time, economic restructuring contributed to impressive gains in many Asian and Latin American equity markets. Despite investor concerns about the possibility of rising interest rates, U.S. equities also delivered substantial returns. On the other hand, Europe provided mixed results, as a steady decline in the euro helped accentuate losses in U.S. dollar terms for some equity markets there. Thanks largely to our substantial investments in Latin America and Asia, the fund outperformed its benchmark, the Morgan Stanley Capital International
(MSCI) World Index.(1)

ASIA

During the six months under review, many Asian stock markets delivered strong returns, as numerous currencies stabilized. In Japan, several companies announced corporate restructuring plans which were well received by investors, contributing to the strong performance of its equity market. Although we have underweighted Japan relative to the MSCI World Index during the last few years, we increased our Japanese exposure during the reporting period through purchases such as Nippon Telephone & Telegraph Corp., one of the world's largest telecommunications companies, and investment bank Nomura Securities Co. Ltd. Hong Kong's market was also an outstanding performer, and the value of our positions in HSBC Holdings PLC, the large, UK-based Asian banking conglomerate, and Hutchison Whampoa Ltd., the large real estate and telecom company, appreciated significantly.



(1) Source: Standard & Poor's/registered trademark/ Micropal. The MSCI World Index includes approximately 1,500 companies representing the stock markets of 22 countries, including the U.S., Canada, the United Kingdom, and Japan. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

[GRAPHIC OMITTED]




                                                                           TS-1
PAGE

TOP 10 COUNTRIES
REPRESENTED IN THE FUND
Templeton Stock Fund
6/30/99
                   % OF TOTAL
COUNTRY            NET ASSETS
-----------------------------
United States         21.2%

United Kingdom         9.2%

France                 8.1%

Japan                  6.1%

Australia              5.8%

Netherlands            5.5%

Hong Kong              5.3%

Canada                 4.0%

Germany                3.9%

Sweden                 3.3%

LATIN AMERICA

Following Brazil's devaluation of its real in January, the appointment of Arminio Fraga as President of Brazil's central bank helped rebuild confidence in the country, causing most Latin American stock and bond markets to improve dramatically. Attempting to take advantage of rising stock prices in the area, we sold our shares of companies such as YPF Sociedad Anonima, ADR and Brazil's Banco Bradesco SA, ADR. During the six months under review, our Latin American position decreased from 9.4% to 7.4%.

EUROPE

Many European equity markets suffered as a slowdown of exports to Asia and Latin America fundamentally impacted European businesses, and the war in Yugoslavia dampened investor enthusiasm throughout Western Europe. However, confident about the long-term potential of our European holdings, we continued to be overweight in Europe relative to the MSCI World Index. And although the general performance of our European holdings was not impressive, our position in Telecom Italia SpA, di Risp appreciated substantially as Italy-based Olivetti made a hostile takeover bid for the company.

NORTH AMERICA

On June 30, our U.S. weighting was substantially below that of its benchmark MSCI World Index because we believed that U.S. stocks were generally overvalued. Attempting to take advantage of these high valuations, we sold shares of Intel Corp. and Fannie Mae.


TS-2

PAGE

Looking forward, we are enthusiastic about the outlook for global equity markets, and are confident our value approach should enable us to provide attractive, long-term returns for shareholders. However, we are concerned about possible inflation. High unemployment in Europe could prompt increased government spending there, forcing central banks to raise interest rates to curb the inflationary effects of such spending. And, if strong demand put pressure on prices, rising U.S. interest rates could stifle market growth there.

Please remember, this discussion reflects our views, opinions, and portfolio holdings as of June 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and the fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you understand our investment and management philosophy.

It is important to remember that foreign securities investments involve special risks, including changes in currency values, market price swings, and economic, social, and political developments in the countries where the portfolios are invested. Emerging markets involve similar but heightened risks related to their smaller size and lesser liquidity. These risks are discussed in the fund's prospectus.

We thank you for investing in Templeton Stock Fund and welcome your comments or suggestions.

Sincerely,

/s/ Mark R. Beveridge
---------------------------
Mark R. Beveridge, CFA, CIC
Portfolio Manager
Templeton Stock Fund

TOP 10 EQUITY HOLDINGS
Templeton Stock Fund
6/30/99

COMPANY,
INDUSTRY,                     % OF TOTAL
COUNTRY                       NET ASSETS
----------------------------------------
Motorola Inc.
Electrical & Electronics,
United States                     2.6%

Sony Corp.
Appliances &
Household Durables,
Japan                             2.1%

Koninklijke Philips
Electronics NV
Electrical & Electronics,
Netherlands                       1.9%

Alcatel SA
Electrical & Electronics,
France                            1.7%

Antec Corp.
Electrical & Electronics,
United States                     1.7%

Nortel Networks Corp.
Telecommunications,
Canada                            1.6%

Georgia-Pacific Corp.
Forest Products & Paper,
United States                     1.6%

Fannie Mae
Financial Services,
United States                     1.5%

News Corp. Ltd.
Broadcasting, Australia           1.5%

Zurich Allied AG
Insurance, Switzerland            1.5%

For a complete list of portfolio holdings, please see the fund's Statement of Investments.
                                                                           TS-3
PAGE

TEMPLETON STOCK FUND
CLASS 1

   EXPENSES: Performance reflects the fund's Class 1 operating expenses, but does NOT include any Contract fees, expenses, or sales charges. If they had been included, performance would be lower. These Contract charges and deductions, particularly for variable life policies, can have a significant effect on Contract values and insurance benefits. See the Contract prospectus for a complete description of these expenses, including sales charges. Past expense reductions by the manager increased returns.

   Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY

Total return represents the cumulative or average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

 Templeton Stock Fund -- Class 1
 Periods ended 6/30/99
                                                                                       SINCE
                                                                                    INCEPTION
                              6-MONTH        1-YEAR        5-YEAR       10-YEAR     (8/31/88)
-----------------------------------------------------------------------------------------------
Cumulative Total Return         12.64%         3.09%        97.27%       239.29%       266.79%

Average Annual
Total Return                    12.64%         3.09%        14.56%        13.00%        12.73%

Value of $10,000
Investment                   $  11,264     $  10,309     $  19,727     $  23,929     $ 36,679


                               6/30/95       6/30/96       6/30/97       6/30/98       6/30/99
-----------------------------------------------------------------------------------------------
One-Year Total Return           15.07%        21.32%        27.06%         7.88%         3.09%

Past performance cannot predict or guarantee future results.

TS-4

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

Financial Highlights

                                                                                   CLASS 1
                                                 --------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 1999     -----------------------------------------------------------
                                                 (UNAUDITED)/dagger/     1998       1997         1996         1995         1994
                                                 --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ............    $ 21.07          $  23.19    $  22.88     $  20.83     $  16.94     $  17.53
                                                 --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ..........................        .17               .39         .47          .41          .40          .26
 Net realized and unrealized gains (losses) .....       2.15               .04        2.11         3.88         3.80         (.64)
                                                 --------------------------------------------------------------------------------
Total from investment operations ................       2.32               .43        2.58         4.29         4.20         (.38)
                                                 --------------------------------------------------------------------------------
Less distributions from:
 Net investment income ..........................       (.37)             (.49)       (.40)        (.40)        (.27)        (.21)
 Net realized gains .............................      (1.74)            (2.06)      (1.87)       (1.84)        (.04)          --
                                                 --------------------------------------------------------------------------------
Total distributions .............................      (2.11)            (2.55)      (2.27)       (2.24)        (.31)        (.21)
                                                 --------------------------------------------------------------------------------
Net asset value, end of period ..................    $ 21.28          $  21.07    $  23.19     $  22.88     $  20.83     $  16.94
                                                 ================================================================================
Total return* ...................................     12.64%             1.26%      11.88%       22.48%       25.24%      (2.20)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............   $620,428          $646,865    $732,248     $644,366     $498,777     $378,849
Ratios to average net assets:
 Expenses .......................................       .83%**            .89%        .81%         .65%         .66%         .73%
 Net investment income ..........................      1.67%**           1.65%       2.05%        2.06%        2.18%        1.81%
Portfolio turnover rate .........................     15.28%            37.27%      25.82%       23.40%       33.93%        5.10%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.


                                                                           TS-5
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

Financial Highlights (continued)

                                                                                 CLASS 2
                                                         ---------------------------------------------------------
                                                              SIX MONTHS ENDED           YEAR ENDED DECEMBER 31,
                                                                JUNE 30, 1999            -------------------------
                                                         (UNAUDITED)/dagger//dagger/       1998       1997/dagger/
                                                         ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period ................    $20.99                           $23.15        $21.62
                                                         ---------------------------------------------------------
Income from investment operations:
 Net investment income ..............................       .15                              .40           .06
 Net realized and unrealized gains (losses) .........      2.14                             (.03)         1.47
                                                         ---------------------------------------------------------
Total from investment operations ....................      2.29                              .37          1.53
                                                         ---------------------------------------------------------
Less distributions from:
 Net investment income ..............................      (.33)                            (.47)           --
 Net realized gains .................................     (1.74)                           (2.06)           --
                                                         ---------------------------------------------------------
Total distributions .................................     (2.07)                           (2.53)           --
                                                         ---------------------------------------------------------
Net asset value, end of period ......................    $21.21                           $20.99        $23.15
                                                         =========================================================
Total return* .......................................    12.46%                             .99%         7.08%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................   $27,435                          $25,593       $16,414
Ratios to average net assets:
 Expenses ...........................................     1.08%**                          1.14%         1.14%**
 Net investment income ..............................     1.46%**                          1.37%          .75%**
Portfolio turnover rate .............................    15.28%                           37.27%        25.82%

*TOTAL RETURN DOES NOT INCLUDE DEDUCTIONS AT THE CONTRACT LEVEL FOR COST OF INSURANCE CHARGES, PREMIUM LOAD, ADMINISTRATIVE CHARGES, MORTALITY AND EXPENSE RISK CHARGES OR OTHER CHARGES THAT MAY BE INCURRED UNDER THE VARIABLE ANNUITY CONTRACT FOR WHICH THE FUND SERVES AS AN UNDERLYING INVESTMENT VEHICLE. TOTAL RETURN IS NOT ANNUALIZED.
**ANNUALIZED.
/dagger/FOR THE PERIOD MAY 1, 1997 (EFFECTIVE DATE) TO DECEMBER 31, 1997. /dagger//dagger/BASED ON AVERAGE WEIGHTED SHARES OUTSTANDING.


                              See Notes to Financial Statements.

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                    COUNTRY          SHARES          VALUE
-------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 93.4%
     AEROSPACE & MILITARY TECHNOLOGY 1.2%
     Boeing Co. ............................................     United States       182,500      $ 8,064,219
     Raytheon Co., A .......................................     United States           230           15,841
                                                                                                  -----------
                                                                                                    8,080,060
                                                                                                  -----------
     APPLIANCES & HOUSEHOLD DURABLES 2.3%
     Guangdong Kelon Electrical Holdings. Ltd., H ..........         China         1,123,000        1,309,878
     Sony Corp. ............................................         Japan           124,100       13,379,916
                                                                                                  -----------
                                                                                                   14,689,794
                                                                                                  -----------
     AUTOMOBILES 3.9%
     Fiat SpA ..............................................         Italy         1,307,680        4,156,203
     Ford Motor Co. ........................................     United States       117,000        6,603,188
     Volkswagen AG .........................................        Germany          102,400        6,607,371
     Volvo AB, B ...........................................        Sweden           269,200        7,804,964
                                                                                                  -----------
                                                                                                   25,171,726
                                                                                                  -----------
     BANKING 5.5%
     Australia & New Zealand Banking Group Ltd. ............       Australia         542,900        3,991,975
 *   Banca Nazionale Del Lavoro SpA ........................         Italy         1,781,960        5,619,505
     Banque Nationale de Paris .............................        France            62,054        5,170,633
     Deutsche Bank AG, Br. .................................        Germany          100,700        6,137,331
     HSBC Holdings PLC .....................................       Hong Kong         153,404        5,595,331
 *   Thai Farmers Bank Public Co. Ltd., fgn. ...............       Thailand        1,492,300        4,613,483
     Unidanmark AS, A ......................................        Denmark           69,100        4,611,791
                                                                                                  -----------
                                                                                                   35,740,049
                                                                                                  -----------
     BROADCASTING & PUBLISHING 1.4%
     News Corp. Ltd., ADR ..................................       Australia         112,400        3,969,125
     Television Broadcasts Ltd. ............................       Hong Kong       1,023,000        4,799,319
                                                                                                  -----------
                                                                                                    8,768,444
                                                                                                  -----------
     BUSINESS & PUBLIC SERVICES 2.5%
     Kurita Water Industries Ltd. ..........................         Japan           387,000        6,938,120
     Lex Service PLC .......................................    United Kingdom       221,020        2,032,804
     Waste Management Inc. .................................     United States       135,917        7,305,539
                                                                                                  -----------
                                                                                                   16,276,463
                                                                                                  -----------
     CHEMICALS 1.3%
     Akzo Nobel NV .........................................      Netherlands        195,200        8,213,014
                                                                                                  -----------
     DATA PROCESSING & REPRODUCTION 2.1%
 *   3Com Corp. ............................................     United States       215,800        5,759,163
 *   Newbridge Networks Corp. ..............................        Canada           274,200        7,883,250
                                                                                                  -----------
                                                                                                   13,642,413
                                                                                                  -----------
     ELECTRICAL & ELECTRONICS 9.0%
 *   ABB Ltd. ..............................................        Sweden            79,406        7,425,049
     Alcatel SA ............................................        France            78,835       11,097,223
 *   Antec Corp. ...........................................     United States       345,500       11,077,594
     Koninklijke Philips Electronics NV ....................      Netherlands        121,532       11,987,765
     Motorola Inc. .........................................     United States       175,800       16,657,050
                                                                                                  -----------
                                                                                                   58,244,681
                                                                                                  -----------
     ELECTRONIC COMPONENTS & INSTRUMENTS 2.4%
     Hewlett-Packard Co. ...................................     United States        85,000        8,542,500
     Intel Corp. ...........................................     United States       121,400        7,223,300
                                                                                                  -----------
                                                                                                   15,765,800
                                                                                                  -----------

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)



                                                                        COUNTRY          SHARES           VALUE
------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     ENERGY SOURCES 4.2%
     Norsk Hydro ASA ...........................................        Norway           185,300      $  6,990,676
     Perez Companc SA, B .......................................       Argentina         415,400         2,388,789
     Societe Elf Aquitaine SA, Br. .............................        France            61,320         8,998,490
 *   Total Fina SA, B ..........................................        France            67,497         8,707,719
                                                                                                      ------------
                                                                                                        27,085,674
                                                                                                      ------------
     FINANCIAL SERVICES 6.1%
     AXA SA ....................................................        France            57,091         6,964,902
     Fannie Mae ................................................     United States       144,200         9,859,675
     ING Groep NV ..............................................      Netherlands        157,637         8,534,539
     Lend Lease Corp. Ltd. .....................................       Australia         485,500         6,665,824
     Nomura Securities Co. Ltd. ................................         Japan           623,000         7,293,382
                                                                                                      ------------
                                                                                                        39,318,322
                                                                                                      ------------
     FOOD & HOUSEHOLD PRODUCTS 1.0%
     Archer-Daniels Midland Co. ................................     United States       434,170         6,702,499
                                                                                                      ------------
     FOREST PRODUCTS & PAPER 3.1%
 *   Asia Pulp & Paper Co. Ltd., ADR ...........................       Indonesia          29,000           279,125
     Carter Holt Harvey Ltd. ...................................      New Zealand      1,155,252         1,383,499
     Georgia-Pacific Corp. .....................................     United States       214,800        10,176,150
     Stora Enso OYJ, R .........................................        Finland          427,800         4,588,141
     Stora Enso OYJ, R, fgn. ...................................        Finland          313,540         3,392,811
                                                                                                      ------------
                                                                                                        19,819,726
                                                                                                      ------------
     HEALTH & PERSONAL CARE 5.6%
     Astrazeneca PLC ...........................................    United Kingdom       152,291         5,928,996
     Medeva PLC ................................................    United Kingdom     2,761,300         4,526,579
     Novartis AG ...............................................      Switzerland          2,236         3,264,968
     Nycomed Amersham PLC ......................................    United Kingdom       791,920         5,633,219
     Rhone-Poulenc SA, A .......................................        France           170,002         7,768,164
 *   Skyepharma PLC ............................................    United Kingdom     5,109,873         3,986,928
     Teva Pharmaceutical Industries Ltd., ADR ..................        Israel           107,400         5,262,600
                                                                                                      ------------
                                                                                                        36,371,454
                                                                                                      ------------
     INDUSTRIAL COMPONENTS 2.5%
     Goodyear Tire & Rubber Co. ................................     United States        99,000         5,822,438
     Granges AB ................................................        Sweden           379,525         6,428,088
     Yamato Kogyo Co. Ltd. .....................................         Japan           539,000         3,923,158
                                                                                                      ------------
                                                                                                        16,173,684
                                                                                                      ------------
     INSURANCE 7.5%
     Ace Ltd. ..................................................        Bermuda          176,500         4,986,125
     AXA China Region Ltd. .....................................       Hong Kong       3,440,000         2,748,861
     HIH Insurance Ltd. ........................................       Australia       2,303,465         2,851,125
     Muenchener Rueckversicherungs-Gesellschaft ................        Germany           13,445         2,533,156
 *   Muenchener Rueckversicherungs-Gesellschaft, 144A ..........        Germany           13,445         2,509,585
 *   Muenchener Rueckversicherungs-Gesellschaft, wts. ..........        Germany              419            13,395
     Partnerre Ltd. ............................................        Bermuda          144,400         5,396,950
     Reliastar Financial Corp. .................................     United States       204,700         8,955,625
     Torchmark Corp. ...........................................     United States       113,400         3,869,775
     XL Capital Ltd., A ........................................        Bermuda           92,100         5,203,650
     Zurich Allied AG ..........................................      Switzerland         17,000         9,666,795
                                                                                                      ------------
                                                                                                        48,735,042
                                                                                                      ------------
     LEISURE & TOURISM .6%
     Kuoni Reisen Holding AG, B ................................      Switzerland          1,065         4,106,957
                                                                                                      ------------

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                           COUNTRY          SHARES          VALUE
--------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONT.)
     MACHINERY & ENGINEERING 1.9%
     Invensys PLC .................................................    United Kingdom     1,621,958     $  7,682,582
     New Holland NV ...............................................      Netherlands        259,400        4,442,225
                                                                                                        ------------
                                                                                                          12,124,807
                                                                                                        ------------
     MERCHANDISING 3.5%
     Home Depot Inc. ..............................................     United States       102,800        6,624,175
     Marks & Spencer PLC ..........................................    United Kingdom     1,067,200        6,156,729
     Safeway PLC ..................................................    United Kingdom     1,305,220        5,220,510
     Storehouse ...................................................    United Kingdom     2,067,800        4,449,020
                                                                                                        ------------
                                                                                                          22,450,434
                                                                                                        ------------
     METALS & MINING 1.8%
     Ispat International NV, A, Reg D .............................      Netherlands        228,000        2,522,250
     WMC Ltd. .....................................................       Australia       2,183,784        9,380,963
                                                                                                        ------------
                                                                                                          11,903,213
                                                                                                        ------------
     MULTI-INDUSTRY 4.0%
     Alfa SA de CV, A .............................................        Mexico         1,743,100        7,286,958
     Cheung Kong Holdings Ltd. ....................................       Hong Kong         815,000        7,247,852
     DESC SA de CV DESC, B ........................................        Mexico         4,018,300        4,419,486
     DESC SA de CV DESC, C ........................................        Mexico               800              897
     Hutchison Whampoa Ltd. .......................................       Hong Kong         802,100        7,262,355
                                                                                                        ------------
                                                                                                          26,217,548
                                                                                                        ------------
     REAL ESTATE .7%
     National Health Investors Inc. ...............................     United States       187,700        4,281,906
                                                                                                        ------------
     TELECOMMUNICATIONS 10.6%
     Cia de Telecomunicaciones de Chile SA, ADR ...................         Chile           117,300        2,903,175
     Hong Kong Telecommunications Ltd. ............................       Hong Kong       2,504,000        6,502,974
 *   Korea Telecom Corp., ADR .....................................      South Korea         88,900        3,556,000
 *   Mastec Inc. ..................................................     United States       340,323        9,614,125
     Nippon Telegraph & Telephone Corp. ...........................         Japan               675        7,863,103
     Nortel Networks Corp. ........................................        Canada           120,460       10,457,434
 *   Telecom Italia SpA ...........................................         Italy           763,200        7,913,763
     Telecomunicacoes Brasileiras SA, ADR .........................        Brazil            41,800        3,769,838
 *   Telefonica SA ................................................         Spain           142,300        6,854,525
     Telefonos de Mexico SA (Telmex), ADR .........................        Mexico           117,500        9,495,469
                                                                                                        ------------
                                                                                                          68,930,406
                                                                                                        ------------
     TRANSPORTATION 4.3%
     Air New Zealand Ltd., B ......................................      New Zealand        700,100        1,446,833
     British Airways PLC ..........................................    United Kingdom       928,000        6,414,174
     Canadian National Railway Co. ................................        Canada           113,800        7,690,345
     Firstgroup PLC ...............................................    United Kingdom       592,500        3,236,046
     Mayne Nickless Ltd., A .......................................       Australia       1,388,800        4,752,513
     Peninsular & Oriental Steam Navigation Co. ...................    United Kingdom       294,200        4,426,309
                                                                                                        ------------
                                                                                                          27,966,220
                                                                                                        ------------
     UTILITIES ELECTRICAL & GAS 4.4%
     Centrais Eletricas Brasileiras SA (Eletrobras), ADR ..........        Brazil           514,400        4,901,843
     Evn AG .......................................................        Austria           58,920        8,615,918
     Iberdrola SA, Br. ............................................         Spain           486,500        7,410,132
     Veba AG ......................................................        Germany          129,600        7,644,756
                                                                                                        ------------
                                                                                                          28,572,649
                                                                                                        ------------
     TOTAL COMMON STOCKS (COST $448,405,493) ......................                                      605,352,985
                                                                                                        ------------

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                                 COUNTRY          SHARES           VALUE
---------------------------------------------------------------------------------------------------------------------------
        PREFERRED STOCKS 2.8%
        Banco Itau SA, pfd. ................................................      Brazil          6,309,400    $  3,276,208
        Embotelladora Andina SA, B, ADR, pfd. ..............................      Chile             302,900       4,619,225
        News Corp. Ltd., pfd. ..............................................    Australia           265,309       2,021,251
        News Corp. Ltd., ADR, pfd. .........................................    Australia           117,000       3,692,812
  *     Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. ..............      Brazil             41,800           2,613
        Telesp Participacoes SA, ADR, pfd. .................................      Brazil            205,300       4,696,237
                                                                                                               ------------
        TOTAL PREFERRED STOCKS (COST $14,628,445)...........................                                     18,308,346
                                                                                                               ------------
                                                                                               PRINCIPAL
                                                                                               AMOUNT**
                                                                                               ------------
        BONDS (COST $3,911,844) .6%
        AXA SA, cvt., 144A, 2.50%, 1/01/14 .................................      France          3,445,200 EUR   3,574,026
                                                                                                               ------------
        SHORT TERM INVESTMENT (COST $3,578,903) .6%
        Fannie Mae, 4.71%, 7/13/99 .........................................  United States       3,585,000       3,579,253
                                                                                                               ------------
        TOTAL BEFORE REPURCHASE AGREEMENT (COST $470,524,685)...............                                    630,814,610
                                                                                                               ------------
    (A) REPURCHASE AGREEMENT (COST $10,028,000) 1.5%
        Paine Webber Group Inc., 4.80%, 7/01/99 (Maturity Value $10,029,337)
        Collateralized by U.S. Treasury Notes and Bonds ....................  United States      10,028,000      10,028,000
                                                                                                               ------------
        TOTAL INVESTMENTS (COST $480,552,685) 98.9%.........................                                    640,842,610
        OTHER ASSETS, LESS LIABILITIES 1.1% ................................                                      7,020,893
                                                                                                               ------------
        TOTAL NET ASSETS 100.0% ............................................                                   $647,863,503
                                                                                                               ============

CURRENCY ABBREVIATION:
EUR--European Unit

*NON INCOME PRODUCING.
**SECURITIES DENOMINATED IN U.S. DOLLARS UNLESS OTHERWISE INDICATED.
(A)AT JUNE 30, 1999, ALL REPURCHASE AGREEMENTS HELD BY THE FUND HAD BEEN ENTERED INTO ON THAT DATE.

                              See Notes to Financial Statements.

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $470,524,685) ...........................    $630,814,610
 Repurchase agreement, at value and cost ...........................................      10,028,000
 Cash ..............................................................................       1,491,932
 Receivables: ......................................................................
  Investment securities sold .......................................................         120,620
  Fund shares sold .................................................................       3,225,239
  Dividends and interest ...........................................................       2,928,716
                                                                                        ------------
   Total assets ....................................................................     648,609,117
                                                                                        ------------
Liabilities:
 Payables to affiliates ............................................................         423,469
 Deferred tax liability (Note 1e) ..................................................          61,431
 Accrued expenses ..................................................................         260,714
                                                                                        ------------
   Total liabilities ...............................................................         745,614
                                                                                        ------------
Net assets, at value ...............................................................    $647,863,503
                                                                                        ============
Net assets consist of:
 Undistributed net investment income ...............................................    $  5,532,631
 Net unrealized appreciation .......................................................     160,228,494
 Accumulated net realized gain .....................................................      12,660,493
 Beneficial shares .................................................................     469,441,885
                                                                                        ------------
Net assets, at value ...............................................................    $647,863,503
                                                                                        ============
CLASS 1:
 Net asset value per share ($620,428,154 /divided by/ 29,158,278 shares outstanding)    $      21.28
                                                                                        ============
CLASS 2:
 Net asset value per share ($27,435,349 /divided by/ 1,293,337 shares outstanding)..    $      21.21
                                                                                        ============

                       See Notes to Financial Statements.

                                                                          TS-11
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)


Investment Income:
 (net of foreign taxes of $752,149)
 Dividends ...................................................    $ 7,766,878
 Interest ....................................................        193,686
                                                                  -----------
   Total investment income ...................................                    $ 7,960,564

Expenses:
 Management fees (Note 4) ....................................      2,219,871
 Administrative fees (Note 4) ................................        307,861
 Distribution fees - Class 2 (Note 4) ........................         30,831
 Custodian fees ..............................................         47,000
 Reports to shareholders .....................................         56,000
 Professional fees ...........................................         13,400
 Other .......................................................            551
                                                                  -----------
   Total expenses ............................................                      2,675,514
                                                                                  -----------
    Net investment income ....................................                      5,285,050
                                                                                  -----------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ................................................     17,509,630
  Foreign currency transactions ..............................       (447,977)
                                                                  -----------
   Net realized gain .........................................                     17,061,653
 Net unrealized appreciation (depreciation) on: ..............
  Investments ................................................     53,008,541
  Deferred taxes (Note 1e) ...................................        (61,431)
                                                                  -----------
   Net unrealized appreciation ...............................                     52,947,110
                                                                                  -----------
Net realized and unrealized gain .............................                     70,008,763
                                                                                  -----------
Net increase in net assets resulting from operations .........                    $75,293,813
                                                                                  ===========

                       See Notes to Financial Statements.

TS-12

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND


Financial Statements (continued)


STATEMENT OF CHANGES IN NET ASSETS

                                                                      SIX MONTHS ENDED
                                                                       JUNE 30, 1999         YEAR ENDED
                                                                        (UNAUDITED)       DECEMBER 31, 1998
                                                                     --------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................     $   5,285,050       $  12,029,676
  Net realized gain from investments and
   foreign currency transactions .................................        17,061,653          47,568,957
  Net unrealized appreciation (depreciation) on
   investments and deferred taxes ................................        52,947,110         (47,396,839)
                                                                       ---------------------------------
    Net increase in net assets resulting from operations .........        75,293,813          12,201,794

 Distributions to shareholders from:
  Net investment income:
   Class 1 .......................................................       (10,783,247)        (15,083,722)
   Class 2 .......................................................          (372,246)           (357,002)
  Net realized gains: ............................................
   Class 1 .......................................................       (49,890,492)        (63,413,199)
   Class 2 .......................................................        (1,972,049)         (1,560,086)

 Fund share transactions (Note 3):
   Class 1 .......................................................       (38,177,474)        (19,220,136)
   Class 2 .......................................................         1,307,186          11,228,384
                                                                       ---------------------------------
    Net decrease in net assets ...................................       (24,594,509)        (76,203,967)

Net assets:
 Beginning of period .............................................       672,458,012         748,661,979
                                                                       ---------------------------------
 End of period ...................................................     $ 647,863,503       $ 672,458,012
                                                                       =================================
Undistributed net investment income included in net assets:
 End of period ...................................................     $   5,532,631       $  11,403,074
                                                                       =================================

                       See Notes to Financial Statements.

                                                                          TS-13
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Stock Fund (the Fund) is a separate, diversified series of Templeton Variable Products Series Fund (the Trust), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks capital growth through a policy of investing primarily in common stocks issued by companies, large and small, in various nations throughout the world. The following summarizes the Fund's significant accounting policies.

A.  SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

D.  SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Trust are allocated among the funds comprising the Trust based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

TS-14

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E.  DEFERRED TAXES:

Deferred taxes are recorded for estimated tax liabilities inherent in the Fund's portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

F.  ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. MERGER OF TEMPLETON VARIABLE ANNUITY FUND

On May 8, 1998, the Fund acquired all of the net assets of Templeton Variable Annuity Fund (Variable Annuity Fund) pursuant to a plan of reorganization approved by Variable Annuity Fund's shareholders. The merger was accomplished by a tax-free exchange of 699,965 Class 1 shares of the Fund (valued at $23.84 per share) for the net assets of the Variable Annuity Fund which aggregated $16,687,175, including $4,980,981 of unrealized appreciation. The combined net assets of the Fund immediately after the merger were $839,071,006.

3. BENEFICIAL SHARES

The Fund offers two classes of shares: Class 1 and Class 2 shares. The shares differ by their distribution fees, voting rights on matters affecting a single class, and the exchange privilege of each class.

At June 30, 1999, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                        SIX MONTHS ENDED                     YEAR ENDED
                                                          JUNE 30, 1999                   DECEMBER 31, 1998
                                                -------------------------------------------------------------------
                                                     SHARES           AMOUNT           SHARES           AMOUNT
CLASS 1 SHARES:                                 -------------------------------------------------------------------
Shares sold ...................................     1,741,664    $   35,858,579       2,562,174    $   50,875,104
Shares issued on reinvestment of distributions      3,313,694        60,673,739       3,523,201        78,496,920
Shares redeemed ...............................    (6,596,718)     (134,709,792)     (6,963,562)     (148,592,160)
                                                -----------------------------------------------------------------
Net decrease ..................................    (1,541,360)   $  (38,177,474)       (878,187)   $  (19,220,136)
                                                =================================================================

                                                      SIX MONTHS ENDED                YEAR ENDED
                                                       JUNE 30, 1999               DECEMBER 31, 1998
                                                ----------------------------------------------------------
                                                   SHARES         AMOUNT         SHARES         AMOUNT
CLASS 2 SHARES:                                 ----------------------------------------------------------
Shares sold ...................................    177,010    $  3,646,716       641,741    $ 14,204,072
Shares issued on reinvestment of distributions     128,314       2,344,295        86,200       1,917,088
Shares redeemed ...............................   (231,393)     (4,683,825)     (217,530)     (4,892,776)
                                                --------------------------------------------------------
Net increase ..................................     73,931    $  1,307,186       510,411    $ 11,228,384
                                                ========================================================


                                                                          TS-15
PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

Notes to Financial Statements (unaudited) (continued)

4. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Trust are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services) and Franklin/Templeton Distributors, Inc. (Distributors), the Fund's investment manager, administrative manager and principal underwriter, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

     ANNUALIZED
     FEE RATE    AVERAGE DAILY NET ASSETS
     ---------------------------------------------------------------
     0.75%       First $200 million
     0.675%      Over $200 million, up to and including $1.3 billion
     0.60%       Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Trust's aggregate average daily net assets as follows:

     ANNUALIZED
     FEE RATE    AVERAGE DAILY NET ASSETS
     ---------------------------------------------------------------
     0.15%       First $200 million
     0.135%      Over $200 million, up to and including $700 million
     0.10%       Over $700 million, up to and including $1.2 billion
     0.075%      Over $1.2 billion

The Fund reimburses Distributors up to .25% per year of its average daily net assets of Class 2 shares, for costs incurred in marketing the Fund's Class 2 shares.

5. INCOME TAXES

The cost of securities for income tax purposes is the same as that shown in the Statement of Investments. At June 30, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

          Unrealized appreciation .............  $ 197,503,259
          Unrealized depreciation .............    (37,213,334)
                                                 -------------
          Net unrealized appreciation .........  $ 160,289,925
                                                 =============

6. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1999 aggregated $95,753,233 and $210,548,151, respectively.

TS-16

PAGE

TEMPLETON VARIABLE PRODUCTS SERIES FUND

TEMPLETON STOCK FUND

Notes to Financial Statements (unaudited) (continued)

6. INVESTMENT TRANSACTIONS (CONT.)

Tax Designation

At December 31, 1998, more than 50% of the Templeton Stock Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. The Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly to them.

The following table provides a breakdown by country of foreign source income and foreign taxes paid to Class 1 and Class 2 shareholders in March 1999.

                                         CLASS 1                                CLASS 2
                         ------------------------------------------------------------------------------
                             FOREIGN TAXES      FOREIGN SOURCE       FOREIGN TAXES      FOREIGN SOURCE
COUNTRY                   WITHHELD PER SHARE   INCOME PER SHARE   WITHHELD PER SHARE   INCOME PER SHARE
-------------------------------------------------------------------------------------------------------
Argentina ..............        $0.0000             $0.0115             $0.0000            $0.0103
Australia ..............         0.0048              0.0380              0.0048             0.0342
Austria ................         0.0009              0.0042              0.0009             0.0038
Bermuda ................         0.0000              0.0033              0.0000             0.0030
Brazil .................         0.0085              0.0390              0.0085             0.0351
Canada .................         0.0009              0.0041              0.0009             0.0036
Chile ..................         0.0021              0.0060              0.0021             0.0054
Denmark ................         0.0009              0.0042              0.0009             0.0037
Ecuador ................         0.0000              0.0012              0.0000             0.0011
Finland ................         0.0015              0.0070              0.0015             0.0063
France .................         0.0076              0.0494              0.0076             0.0445
Germany ................         0.0011              0.0073              0.0011             0.0066
Hong Kong ..............         0.0000              0.0340              0.0000             0.0306
India ..................         0.0000              0.0051              0.0000             0.0046
Indonesia ..............         0.0001              0.0003              0.0001             0.0003
Israel .................         0.0002              0.0006              0.0002             0.0006
Italy ..................         0.0016              0.0073              0.0016             0.0065
Japan ..................         0.0005              0.0025              0.0005             0.0022
Malaysia ...............         0.0001              0.0003              0.0001             0.0002
Mexico .................         0.0000              0.0182              0.0000             0.0164
Netherlands ............         0.0060              0.0267              0.0060             0.0240
New Zealand ............         0.0016              0.0074              0.0016             0.0067
Norway .................         0.0026              0.0112              0.0026             0.0101
Singapore ..............         0.0011              0.0030              0.0011             0.0027
Spain ..................         0.0048              0.0221              0.0048             0.0199
Sweden .................         0.0042              0.0192              0.0042             0.0173
Switzerland ............         0.0036              0.0162              0.0036             0.0146
United Kingdom .........         0.0132              0.0577              0.0132             0.0519
                                ------------------------------------------------------------------
TOTAL ..................        $0.0679             $0.4070             $0.0679            $0.3662
                                ==================================================================


                                                                          TS-17


PAGE

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

Assets:
 Investment in Templeton Variable Products Series Fund - Templeton Stock Fund, at value...    $11,068,285
  (cost $11,744,615)
Liabilities:
 Payable to Templeton Funds Annuity Company ..............................................        122,496
                                                                                              -----------
Net assets ...............................................................................    $10,945,789
                                                                                              ===========
Net assets attributable to annuitants - Annuity reserves (Note 1) ........................    $10,945,789
                                                                                              ===========

                       See Notes to Financial Statements.

                                                                           SA-1
PAGE

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Financial Statements (continued)

STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

Investment Income:
Income:
 Dividend distributions ............................    $  184,313
 Capital gains distributions .......................       852,755
                                                        ----------
  Total income .....................................     1,037,068
Expenses:
 Periodic charge (Note 2) ..........................        58,301
                                                        ----------
  Net investment income ............................       978,767
                                                        ----------
Realized and unrealized gain on investments:
 Net realized gain on investments ..................        19,048
 Unrealized appreciation on investments ............       230,066
                                                        ----------
 Net gain on investments ...........................       249,114
                                                        ----------
Net increase in net assets from operations .........    $1,227,881
                                                        ==========

                       See Notes to Financial Statements.

SA-2

PAGE

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              SIX MONTHS ENDED
                                                                               JUNE 30, 1999         YEAR ENDED
                                                                                (UNAUDITED)       DECEMBER 31, 1998
                                                                             --------------------------------------
Increase (decrease) in net assets from operations:
 Net investment income ...................................................      $   978,767         $  2,262,499
 Net realized gain on investments ........................................           19,048              208,281
 Unrealized appreciation (depreciation) investments ......................          230,066           (2,513,058)
                                                                                --------------------------------
 Net increase (decrease) in net assets from operations ...................        1,227,881              (42,278)
                                                                                --------------------------------
Annuity unit transactions:
 Proceeds from units sold ................................................                0                    0
 Annuity payments ........................................................         (685,061)          (1,517,338)
Decrease in annuity reserves for mortality experience (Note 1) ...........         (174,601)             (23,139)
                                                                                --------------------------------
 Net decrease in net assets derived from annuity unit transactions .......         (859,662)          (1,540,477)
                                                                                --------------------------------
  Total increase (decrease) in net assets ................................          368,219           (1,582,755)
                                                                                ================================
Net assets:
 Beginning of period .....................................................       10,577,570           12,160,325
                                                                                --------------------------------
 End of period ...........................................................      $10,945,789         $ 10,577,570
                                                                                ================================

                       See Notes to Financial Statements.

                                                                           SA-3
PAGE

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Templeton Funds Retirement Annuity Separate Account (the Separate Account) was established on February 4, 1987 by resolution of the Board of Directors of Templeton Funds Annuity Company (the Company) and is registered under the Investment Company Act of 1940 as a unit investment trust. The Separate Account is sold exclusively for use with the Templeton Retirement Annuity, an immediate variable annuity designed for distributing the benefits of tax deferred retirement plans. On May 8, 1998, the Separate Account's shares in the Templeton Variable Annuity Fund valued at $13,354,827 were exchanged for shares of equal value in the Templeton Variable Product Series Fund -- Stock Fund Class 1. As of June 30, 1999, all assets of the Separate Account are invested in the Templeton Variable Products Series Fund -- Stock Fund Class 1. The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

A. VALUATION OF SECURITIES:

Investments in shares of the Fund are carried in the Statement of Assets and Liabilities at net asset value (market value).

B. DIVIDENDS:

Dividend income and capital gain distributions are recorded as income on the ex-dividend date and reinvestment in additional shares of the Fund.

C. INCOME TAXES:

Operations of the Separate Account from a part of the Company, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Separate Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, the Company understands that it will be treated as owner of the assets invested in the Separate Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an Annuitant's gross income until amounts are received pursuant to an Annuity.

D. ANNUITY RESERVES:

Annuity reserves are computed according to the 1983a Blended Unisex Mortality Table, with a 50% male/female content. The assumed interest rates are 9%, 7% and 3%. Charges to annuity reserves for mortality experience are reimbursed to the Company if the reserves required are less than originally estimated. If additional reserves are required, the Company reimburses the Separate Account.

2. PERIODIC CHARGE

The Company assesses a Periodic Charge against the Separate Account, equal on an annual basis to 1.1% of Separate Account assets. The Periodic Charge, in the following amounts, compensates the Company for expenses of administering the Separate Account and for assuming the risks that mortality experience will be lower than the rate assumed and that expenses will be greater than what is assumed: 0.3% of average annual net assets to cover expenses, 0.3% to cover expense risk and 0.5% to cover the mortality risk. The Periodic Charge is guaranteed as to Annuities issued prior to the effective date of any change in the Periodic Charge.

3. INVESTMENT TRANSACTIONS

During the period ended June 30, 1999, Templeton Products Series Fund - Stock Fund Class 1 shares purchases and sales aggregated $1,037,068 and $767,261 respectively. Realized gains and losses are reported on an identified cost basis.

SA-4
PAGE

TEMPLETON FUNDS RETIREMENT ANNUITY SEPARATE ACCOUNT

Notes to Financial Statements (unaudited) (continued)

4. CONCENTRATION OF CREDIT RISK

Financial instruments which potentially subject the Separate Account to concentrations of credit risk consist of investments in the Templeton Variable Products Series Fund -- Stock Fund Class 1. The Fund's investment securities are managed by professional investment managers within established guidelines. As of June 30, 1999, in management's opinion, the Separate Account had no significant concentration of credit risk.

                                                                           SA-5

PAGE

[LOGO]
100 Fountain Parkway
St. Petersburg, Florida 33716-1205

TEMPLETON VARIABLE PRODUCTS SERIES FUND

INVESTMENT MANAGERS
Templeton Investment Counsel, Inc. ("TICI")
Templeton Asset Management Ltd., Singapore
Franklin Advisers, Inc.
Franklin Mutual Advisers, LLC

DISTRIBUTOR
Franklin Templeton Distributors, Inc.

Templeton Variable Products Series Fund Shares are currently sold only to Insurance Company Separate Accounts ("Separate Accounts") to serve as the investment vehicles for both Variable Annuity and Variable Life Insurance contracts (the "Contracts"). This report must be preceded or accompanied by the current prospectus for the applicable contract, which includes the Separate Account and the Templeton Variable Product Series Fund prospectuses. The prospectuses contain more detailed information, including sales charges, risks and advantages. Please read the prospectuses carefully before investing or sending money. These reports and prospectuses do not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

OL 2510 S 08/99 [LOGO] Printed on recycled paper